SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported): November 20, 2001
                                                             (November 20, 2001)

                              TrustCo Bank Corp NY


               (Exact name of registrant as specified in its charter)

                                    New York
                  (State or other jurisdiction of incorporation)


                       0-10592                                14-1630287
       ------------------------------------         ---------------------------
         (Commission File Number)           (IRS Employer Identification No.)


                     5 Sarnowski Drive, Glenville, New York 12302
                 (Address of principal executive offices) (Zip Code)



             Registrant's telephone number, including area code: (518) 377-3311
                                                                  -------------

TrustCo Bank Corp NY


Item 5.           Other Events

                  A press release was issued on November 20, 2001, declaring a quarterly cash dividend of $0.15 per share, payable January 2, 2002, to the shareholders of record at the close of business on December 7, 2001. Attached is the press release labeled as exhibit 99(a).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.     Description
                           99(a) Press release dated November20, 2001, declaring a quarterly cash dividend of $0.15 per share, payable January 2, 2002, to the shareholders of record at the close of business on December 7, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 20, 2001

                                  TrustCo Bank Corp NY
                                  (Registrant)


                                   By:/s/ Robert T. Cushing
                                      ----------------------------
                                      Robert T. Cushing
                                      Vice President and
                                      Chief Financial Officer

                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                             Page
------------------         ----------------------------         ----------
         99(a)                Press release dated November 20,       5
                              2001,   declaring a quarterly cash
                              dividend of $0.15 per share, payable
                              January 2, 2002, to the shareholders
                              of record at the close of business on
                              December 7, 2001.

                                                                  Exhibit 99(a)

TRUSTCO
Bank Corp NY                                                      News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiaries:  Trustco Bank                                       NASDAQ - TRST
                     Trustco Savings

                   Robert M. Leonard
                   Vice President
                   518-381-3693


FOR IMMEDIATE RELEASE:


                         TRUSTCO DECLARES CASH DIVIDEND


Glenville, New York - November 20, 2001

         On November 20, 2001 the Board of Directors of the Company declared a quarterly dividend of $0.15 per share, payable January 2, 2002, to the shareholders of record at the close of business on December 7, 2001.

         TrustCo is a $2.5 billion bank holding company and through its subsidiaries, Trustco Bank, National Association, and Trustco Savings Bank, operate 57 bank offices in Albany, Columbia, Greene, Montgomery, Rensselaer, Saratoga, Schenectady, Schoharie, Warren, and Washington counties. In addition, Trustco Bank, N.A. operates a full service Trust Department with $1.19 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

                                      # # #